Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Note 9. Cash and cash equivalents
Accounting policy
Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are readily convertible into known amounts and are subject to an insignificant risk of value changes. Cash and cash equivalents consist of short-term highly liquid investments available immediately, and short-term deposits that were fully release in July 2024.
Cash equivalents are measured at amortized cost.

Detail of cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of December 31,
(in thousands of euros)	2024	2023
Cash and bank accounts	5,309	75,283
Short-term bank deposits	44,427	—
Net cash and cash equivalents	49,737	75,283
As of December 31, 2024, net cash and cash equivalents decreased by €25.5 million as compared with December 31, 2023.
The short-term bank deposits correspond exclusively to term deposit transactions that have been settled in January 2025.
In addition, the Company is no longer subject to maintaining a minimum cash and cash equivalents balance following the full removal of the previously agreed covenant with the EIB, which was removed in October 2023.